Statement of comprehensive income - ZAR (R) R in Millions		6 Months Ended		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Jun. 30, 2019
Statement of comprehensive income
Earnings for the period	[1]	R 4,506	R 15,902	R 6,074
Other comprehensive income, net of tax
Items that can be subsequently reclassified to the income statement		(1,866)	3,817	1,353
Effect of translation of foreign operations		(1,743)	4,169	1,533
Effect of cash flow hedges		(156)	(452)	(287)
Tax on items that can be subsequently reclassified to the income statement		33	100	107
Items that cannot be subsequently reclassified to the income statement		(35)	56	(265)
Remeasurements on post-retirement benefit obligations		(128)	5	(531)
Fair value of investments through other comprehensive income		75	99	136
Tax on items that cannot be subsequently reclassified to the income statement		18	(48)	130
Total comprehensive income for the period		2,605	19,775	7,162
Attributable to
Owners of Sasol Limited		2,155	18,601	5,377
Non-controlling interests in subsidiaries		450	1,174	1,785
Total comprehensive income for the period		R 2,605	R 19,775	R 7,162

[1]	Earnings decreased by 72% to R4.5 billion compared to the prior period. This resulted from a 9% decrease in the rand per barrel price of Brent crude oil, softer global chemical prices and refining margins, lower productivity at our Mining operations and a negative contribution from the LCCP. As the LCCP units progress through the sequential beneficial operation schedule, our revenues do not yet match the costs expensed. We do expect that for the second half of FY20 revenue will match the costs expensed better. The LCCP negatively impacted earnings by R2.8 billion. Earnings were further impacted by approximately R2.0 billion in finance charges for the period as the LCCP units reach beneficial operation.